Provision for Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Provision for Income Taxes

6 Provision for Income Taxes

In 2015, NXP generated income before income taxes of $1,486 million (2014: $639 million; 2013: $377 million). The components of income (loss) before income taxes are as follows:

	2015	2014	2013

Netherlands	1,528	398	205
Foreign	(42)	241	172

	1,486	639	377

The components of the benefit (provision) for income taxes are as follows:

	2015	2014	2013

Current taxes:
Netherlands	(13)	(7)	(10)
Foreign	(51)	(32)	(17)

	(64)	(39)	(27)
Deferred taxes:
Netherlands	(4)	2	1
Foreign	172	(3)	6

	168	(1)	7

Total benefit (provision) for income taxes	104	(40)	(20)

A reconciliation of the statutory income tax rate in the Netherlands as a percentage of income (loss) before income taxes and the effective income tax rate is as follows:

(in percentages)	2015	2014	2013

Statutory income tax in the Netherlands	25.0	25.0	25.0
Increase (reduction) in rate resulting from:
Rate differential local statutory rates versus statutory rate of the Netherlands	(4.3)	(2.5)	(3.4)
Net change in valuation allowance	(13.8)	2.4	5.3
Prior year adjustments	—	0.5	(0.8)
Non-taxable income	(0.1)	(0.3)	(1.1)
Non-deductible expenses/losses	4.0	5.6	6.6
Sale of non-deductible goodwill	2.7	—	—
Other taxes and tax rate changes	1.0	—	2.3
Tax effects of remitted and unremitted earnings and withholding taxes	0.1	1.3	0.8
Unrecognized tax benefits	0.1	0.6	0.8
Netherlands tax incentives – Innovation box and RDA	(18.5)	(21.5)	(23.6)
Foreign tax incentives	(3.2)	(4.8)	(6.6)

Effective tax rate	(7.0%)	6.3%	5.3%

The Company benefits from income tax holiday incentives in certain jurisdictions which provide that we pay reduced income taxes in those jurisdictions for a fixed period of time that varies depending on the jurisdiction. The predominant income tax holiday is expected to expire at the end of 2021. The impact of this tax holiday decreased foreign taxes by $29 million and $28 million for 2015 and 2014, respectively. The benefit of this tax holiday on net income per share (diluted) was $0.11 (2014: $0.11).

Deferred tax assets and liabilities

The principal components of deferred tax assets and liabilities are presented below:

	2015		2014
	Assets	Liabilities	Assets	Liabilities

Intangible assets (including purchase accounting basis difference)	85	(3,037)	2	(120)
Property, plant and equipment (including purchase accounting basis difference)	148	(374)	19	(35)
Inventories (including purchase accounting basis difference)	49	(158)	2	—
Receivables	16	(5)	—	—
Other assets	9	—	1	(1)
Liabilities:
Pensions	88	(1)	51	—
Restructuring	61	—	6	—
Accrued interest	545	—	—	—
Stock based compensation and other	222	(2)	25	—
Long-term debt	179	—	—	—
Undistributed earnings of foreign subsidiaries	—	(359)	—	(31)
Operating loss and tax credit carryforwards	963	—	659	—

Total gross deferred tax assets (liabilities)	2,365	(3,936)	765	(187)

Net deferred tax position	(1,571)		578
Valuation allowances	(632)		(627)

Net deferred tax assets (liabilities)	(2,203)		(49)

The classification of the deferred tax assets and liabilities in the Company’s consolidated balance sheets is as follows:

	2015	2014

Deferred tax assets within other current assets	26	8
Deferred tax assets within other non-current assets	69	19
Deferred tax liabilities within accrued liabilities	(5)	—
Deferred tax liabilities within non-current liabilities	(2,293)	(76)

	(2,203)	(49)

The Company has significant deferred tax assets resulting from net operating loss carryforwards, tax credit carryforwards and deductible temporary differences that may reduce taxable income in future periods. Valuation allowances have been established for deferred tax assets based on a “more likely than not” threshold. The realization of our deferred tax assets depends on our ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction. The valuation allowance increased by $5 million during 2015 (2014: $20 million increase), the main change in the valuation allowance during 2015 was driven by an increase of $135 million due to the acquisition of Freescale, an increase of $92 million due to a settlement of unrecognized tax benefits relating to prior periods which had a corresponding impact on the valuation allowance, offset by a reduction of $239 million mainly due to utilization of losses in the period which includes losses used against the gain of the sale of RF Power, and other net increases of $17 million. When the Company’s operating performance improves on a sustained basis, our conclusion regarding the need for such valuation allowance could change.

Subsequently recognized tax benefits related to the valuation allowance for deferred tax assets as of December 31, 2015, will be allocated as follows: $625 million of income tax benefit that would be reported in the consolidated statement of comprehensive income, $7 million to additional paid-in capital.

After the recognition of the valuation allowance against deferred tax assets, a net deferred tax liability of $2,203 million remains at December 31, 2015 (2014: $49 million). The net deferred tax liability is the result of (a) the impact of purchase accounting related to the acquisition of Freescale, see note 3, “Acquisitions and Divestments”, (b) deferred tax liabilities related to profitable entities, (c) deferred tax liabilities for withholding taxes on undistributed earnings of foreign subsidiaries and (d) certain taxable temporary differences reversing outside the tax loss carryforward periods.

At December 31, 2015 tax loss carryforwards of $1,130 million will expire as follows:

	Balance	Scheduled expiration
	December 31, 2015	2016	2017	2018	2019	2020	2021-2025	later	unlimited
Tax loss carryforwards	1,130	19	35	12	23	12	116	266	647

The Company also has tax credit carryforwards of $795 million (excluding the effect of unrecognized tax benefits), which are available to offset future tax, if any, and which will expire as follows:

	Balance	Scheduled expiration
	December 31, 2015	2016	2017	2018	2019	2020	2021-2025	later	unlimited
Tax credit carryforwards	795	—	39	31	13	32	328	276	76

The net income tax payable (excluding the liability for unrecognized tax benefits) as of December 31, 2015 amounted to $26 million (2014: $9 million) and includes amounts directly payable to or receivable from tax authorities.

The Company intends to repatriate the undistributed earnings of subsidiaries. Consequently, the Company has recognized a deferred income tax liability of $359 million at December 31, 2015 (2014: $31 million) for the additional income taxes and withholding taxes payable upon the future remittances of these earnings of foreign subsidiaries.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2015	2014	2013

Balance as of January 1,	125	143	139
Assumed in the acquisition of Freescale	121	—	—
Increases from tax positions taken during prior periods	1	—	1
Decreases from tax positions taken during prior periods	(111)	(21)	(4)
Increases from tax positions taken during current period	15	3	7
Decreases relating to settlements with the tax authorities	(2)	—	—

Balance as of December 31,	149	125	143

Of the total unrecognized tax benefits at December 31, 2015, $126 million, if recognized, would impact the effective tax rate. All other unrecognized tax benefits, if recognized, would not affect the effective tax rate as these would be offset by compensating adjustments in the Company’s deferred tax assets that would be subject to valuation allowance based on conditions existing at the reporting date.

The Company classifies interest related to unrecognized tax benefits as financial expense and penalties as income tax expense. The total related interest and penalties recorded during the year 2015 amounted to $7 million (2014: $3 million; 2013: $1 million). As of December 31, 2015 the Company has recognized a liability for related interest and penalties of $14 million (2014: $7 million; 2013: $4 million). It is reasonably possible that the total amount of unrecognized tax benefits may significantly increase/decrease within the next 12 months of the reporting date due to, for example, completion of tax examinations; however, an estimate of the range of reasonably possible change cannot be made.

Tax years that remain subject to examination by major tax jurisdictions (the Netherlands, Germany, France, USA, China, Taiwan, Japan, Thailand, Malaysia, the Philippines and India) are 2004 through 2015.